Exhibit 10.1

Fifth Amendment To Revolving
Credit and Term Loan Agreement

This FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of November 21, 2008, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders, including, pursuant to Section 23.1.1(c), the Term Loan Lenders directly affected by the execution of this Amendment, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (the “Required Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.       The parties hereto, among others, have entered into that certain Revolving Credit and Term Loan Agreement, dated as of December 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement;

B.       The scheduled amortization payment of the Term Loan described in Section 4.2.1(iv) of the Loan Agreement has previously been extended until November 21, 2008, pursuant to the terms of that certain Fourth Amendment to Revolving Credit and Term Loan Agreement, executed and delivered on October 31, 2008;

C.       The Borrowers and the Guarantors now request that the scheduled amortization payment of the Term Loan described in Section 4.2.1(iv) be further extended until December 5, 2008; and

D.       The Required Lenders are willing to grant such request on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment to Section 4.2.1(iv).  Section 4.2.1(iv) of the Loan Agreement is hereby amended by deleting the phrase “on or before November 21, 2008” and replacing it with “on or before December 5, 2008.”

Section 2.          Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Swingline Lender, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby (other than Defaults or potential Defaults arising under Section 8.17(i) of the Loan Agreement arising out of events and circumstances disclosed by the Borrowers to the Lenders prior to the date hereof); (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties: (i) limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event; and (ii) set forth in Section 8.2 of the Loan Agreement with respect to shareholder litigation disclosed to the Lenders prior to the date hereof); and (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.  Notwithstanding the foregoing, and in furtherance of the terms of Section 3 of this Amendment, the Borrowers and the Guarantors hereby acknowledge and agree that the Administrative Agent and the Lenders reserve all of their rights and remedies with respect to, and the execution of this Amendment shall in no way be deemed to be a waiver of, any Default.

Section 3.          Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 4.           Conditions Precedent.  The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until receipt by the Administrative Agent of a fully-executed counterpart of this Amendment.

Section 5.           Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.           Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 7.          GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 8.           Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10.         Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11.         Integration.  This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.        Jury Trial Waiver.   THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: President & Chief Executive Officer

CENTERLINE CAPITAL GROUP INC.

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

CENTERLINE HOLDING TRUST

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

CENTERLINE INVESTORS I LLC

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE REIT INC.

	By:	/s/ Bryan Carr
Name: Bryan Carr Title: Chief Financial Officer

CENTERLINE SERVICING INC.

	By:	/s/ Bryan Carr
Name: Bryan Carr Title: Chief Financial Officer

CENTERLINE FINANCE CORPORATION

	By:	/s/ Bryan Carr
Name: Bryan Carr Title: Treasurer

CENTERLINE INVESTOR LP LLC

	By:	/s/ Andrew J. Weil
Name: Andrew J. Weil Title: Chief Executive Officer

CENTERLINE INVESTOR LP II LLC

	By:	/s/ Andrew J. Weil
Name: Andrew J. Weil Title: Chief Executive Officer

CENTERLINE CREDIT MANAGEMENT LLC

	By:	/s/ Nicholas A.C. Mumford
Name: Nicholas A.C. Mumford Title: Executive Managing Director

CM INVESTOR LLC

	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer Title: Chief Executive Officer

(Signatures continued on next page)

Schedule 1

Guarantors

1.           Centerline Investor LP,
2.           Centerline Investor LP II,
3.           CCC,
4.           CAHA,
5.           Centerline/AC,
6.           Holding Trust,
7.           Centerline Investors,
8.           Centerline REIT Inc.,
9.           Centerline Servicing Inc.,
10.         Centerline Finance Corporation,
11.         Credit Management, and
12.         CM Investor LLC.

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Revolving Credit and Term Loan Agreement dated as of December 27, 2007 by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent, Swingline Lender and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

[Name of Lender]

By: ________________________________
Name:
Title:

Representing _____% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments